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Defined Asset Funds [Registered]
Real Estate Income Fund                 Series 00A [7/20/00 - Current Offering] cusip: 29471Q473

Fund Overview

As of August 21, 2000
Closing NAV: 1.01136          Previous Close: 1.01450   Change -0.00314            % Change: -0.31000%
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The Objective:

The Portfolio seeks total return through capital appreciation and high current income by investing for about one year in a selection of publicly traded equity real estate investment trusts (REITs).

The Strategy:

The Portfolio's equity REITs were selected for their current divided yields as well as their potential for capital appreciation and increasing dividends. The Portfolio follows a disciplined investment strategy, selecting stocks and holding them for a one-year period. However, each stock is reviewed regularly and can be sold in the event of a significant adverse development. At the end of one year, we intend to reapply the screening process to create a new Portfolio. At that time, you can choose to roll your proceeds into the new Portfolio, if available, or redeem your investment.

[A vertical risk bar color-codes various risk levels with blue corresponding to the lowest risk and red to the highest. It is marked in the green-shaded area, indicating low risk level].

Offered By:

This portfolio is offered by Merrill Lynch (RET00A), Paine Webber (RET00A), Morgan Stanley Dean Witter (RET00A), Salomon Smith Barney (EIF00ARET).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of August 21, 2000
Security                                 Symbol        Price      % of Portfolio
Simon Property Group Inc.                SPG           24.06            4.26
Health Care Property Investors Inc.      HCP           27.75            4.15
Prentiss Properties Trust                PP            25.63            4.04
Liberty Property Trust                   LRY           27.88            4.01
Crescent Real Estate EQT Co.             CEI           22.81            3.98
Equity Office Properties Trust           EOP           29.94            3.98
First Industrial Realty Trust            FR            30.00            3.82
Arden Realty Inc.                        ARI           26.88            3.79
Host Marriott Corporation                HMT           10.88            3.67
Equity Residential Props TR              EQR           50.63            3.64
Regency Realty Corporation               REG           23.19            3.60
Taubman Centers Inc.                     TCO           11.13            3.57
Nationwide Health Pptys Inc.             NHP           14.88            3.50
Archstone Communities Trust              ASN           25.56            3.33
Gables Residential Trust                 GBP           27.63            3.21
Prologis Trust                           PLD           23.56            3.13
Duke-Weeks Realty Corporation            DRE           24.44            3.11


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Weingarten Realty Investors              WRI           41.63            3.11
Apartments Investment & Management       AIV           46.06            3.06
Company
Highwoods Properties Inc.                HIW           24.94            2.90
Spieker Properties Inc.                  SPK           55.31            2.76
Boston Properties, Inc.                  BXP           42.44            2.70
Vornado Realty Trust                     VNO           39.44            2.62
Reckson Associates Realty                RA            25.81            2.57
AvalonBay Communities Inc.               AVB           46.06            2.55
General Growth Properties                GGP           33.56            2.51
Post Properties Inc.                     PPS           44.38            2.46
Kimco Realty Corporation                 KIM           40.63            2.36
AMB Property Corporation                 AMB           24.31            2.02
Smith Charles E Residential              SRW           42.00            1.98
United Dominion Realty Trust             UDR           11.13            1.91
Macerich Company                         MAC           21.75            1.87

Selection Methodology

Working with Portfolio Consultant Cohen & Steers, we select each REIT stock based on research, including risk- adjusted potential returns, performance under varying economic conditions, financial strength and flexibility, cash-flow quality and growth potential. We also considered liquidity, yield and diversification by category and geographic location.

Fees & Expenses

Defining Your Costs
First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

                                                   As a % of         Amount Per
                                            Public Offering Price    1,000 Units

Initial Sales Charge                               1.00%                $10.00
Deferred Sales Charge                              1.50%                $15.00

Maximum Sales Charge                               2.50%                $25.00
Creation and Development Fee
  (as a % of net assets on date of deposit
  - 7/20/00)                                       0.250%               $ 2.48

Estimated Annual Expenses
(as a % of net assets on date of deposit)          0.456%               $ 4.51

Estimated Organization Costs                                            $ 2.03

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge on that Portfolio.

Volume Purchase Discounts
For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


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If You                                           Your Maximum Sales Charge
Invest:                                    (as a % of your investment) Will Be:

Less than $50,000                                          2.50%
$50,000 to $99,999                                         2.25%
$100,000 to $249,000                                       1.75%
$250,000 to $999,999                                       1.50%
$1,000,000 or more                                         0.75%

Is this Fund appropriate for you?

Yes, if you're seeking total return through capital appreciation and high dividend income. You may benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities drawn from several major real estate sectors.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

The Fund is concentrated in the REIT industry. Real estate stocks are subject to various risks including changes in management, declining property values, increasing costs, vacancy rates (reflecting both general economic conditions and competition) and lack of liquidity of their investments. Shopping centers and, to a lesser extent, regional malls could be adversely affected by increasing Internet sales. Tenants of health-care REITs have been adversely affected by legislation reducing Medicare reimbursement levels.

The Fund should not be considered a complete investment plan.

The value of your investment will fluctuate with the prices of the underlying stocks. There can be no assurance that divided rates will be maintained or that stock prices will not decrease.

There can be no assurance that the Portfolio will meet its objective.

Distributions and Taxes

Distribution Frequency (if any)
Twelve (12) per year

Reinvestment Options

By selecting the reinvestment option, you're choosing to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period, and because distribution payments are based in part on the size of your investment, these payments may increase proportionately. Taking part in the cycle of reinvestment may compound the returns of your Defined Fund investment.

Tax Reporting

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. By holding this Fund for more than one year, investors may be eligible for favorable Federal tax rates on net long-term capital gains (currently no more than 20%). Please consult your tax advisor concerning state and local taxation.

Trustee
The Bank of New York
Unit Investment Trust Department
PO Box 974


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Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Assets Funds [Registered] are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.


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Merrill Lynch   Salomon Smith Barney   PaineWebber    Morgan Stanley Dean Witter

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus for this side, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting
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